SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):        November 14, 2000

THE PLASTIC SURGERY COMPANY, INC.
(Exact name of issuer as specified in its charter)

          Georgia                                      000-15431                                 58-2317410
(State or other jurisdiction of                   (Commission File No.)                         (IRS Employer
incorporation or organization)                                                                Identification No.)

509 E. Montecito Street, 2nd Floor, Santa Barbara, CA                                                   93103
(Address of principal executive offices)                                                                                                (Zip Code)

Registrant's telephone number including area code:    (805) 963-0400

Not Applicable

(Former name or former address, if changed since last report)

Item 5.        Other Events.

                   Attached as Exhibit 99.1 is the press release issued by The Plastic Surgery Company dated November 14, 2000 which is incorporated by reference herein.

Item 7.        Financial Statements and Exhibits.

                  (c)          Exhibits

                                  99.1         Press release dated November 17, 2000.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly.

THE PLASTIC SURGERY COMPANY, INC.,
Date: January 11, 2001
By:/s/ Adam E. Romo, Jr.
Adam E. Romo, Jr.
Chief Financial Officer

Exhibit Index

Exhibit No.                Description

        99.1                Press release dated November 14, 2000.